Ex 10.10

Extension of Note to Mr. Vittoria

Joseph V. Vittoria
1616 South Ocean Boulevard
Palm Beach, FL 33480
(T) 561 659 0860 (F) 561 659 1045

Puradyn Filter Technologies, Inc.
2017 High Ridge Road
Boynton Beach, FL 33426
Attention: Alan J. Sandler, VP, CAO

February 24, 2011

RE:     Standby Commitment Agreement Amendment #13

Dear Mr. Sandler:

          Pursuant to the Standby Commitment Agreement letters dated March 28, 2002, and March 14, 2003 and all Amendments thereto, I, Joseph Vittoria (the “Lending Party”), agree to extend the payback dates from December 31, 2011 to December 31, 2012.

          All other terms defined in the original Standby Commitment Agreement letters and the Amendments thereto, not otherwise in conflict with this Amendment, shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this agreement to be executed and delivered by the respective officers hereunto duly authorized on the date first written above.

/s/ Joseph V. Vittoria
Joseph V. Vittoria

Accepted and Agreed:
Puradyn Filter Technologies, Inc.

By:	/s/ Alan J. Sandler
Alan J. Sandler, Vice President, Chief Administration Officer